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                                                           EXHIBIT 10.3


                  THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

    THIS THIRD AMENDMENT (the "AMENDMENT") is made effective as of the 5th day of November, 1997, by and between CONSOLIDATED STAINLESS, INC. (the "BORROWER"), RONALD J. ADAMS and HARVEY B. ADAMS (collectively, the "GUARANTORS" and each, a "GUARANTOR"), and MELLON BANK, N.A. (the "BANK"). Borrower and Guarantors are sometimes collectively referred to herein as the "OBLIGORS".

                                      BACKGROUND

    A. Pursuant to a certain Loan and Security Agreement dated March 10, 1997 by and between Borrower and Bank, as amended by a First Amendment dated as of March 31, 1997, a Second Amendment dated August 11, 1997 and letter agreements dated April 7, 1997, September 16, 1997 and October 28, 1997 (collectively, the "LOAN AGREEMENT"), Bank agreed, subject to the terms and conditions stated therein, to extend to Borrower a $25,000,000.00 line of credit (the "LINE").

    B. By that certain Surety Agreement dated March 10, 1997, Guarantors agreed to guarantee and become sureties for certain obligations of Borrower to Bank, including those arising under the Loan Documents.

    C. Pursuant to an Asset Purchase Agreement dated as of November 5, 1997 (the "ASSET PURCHASE AGREEMENT"), Borrower has agreed to sell to Texas Metal Works, Inc. certain assets (the "COMPONENTS ASSETS") of Borrower's Flow Components division (the "COMPONENTS DIVISION"), subject to Bank's consent. The Asset Purchase Agreement shall be in the form delivered to Bank and executed by Borrower.

    D. Obligors have requested that Bank consent to the sale of the Components Assets and release its security interests in and liens on the Components Assets, which Bank is willing to do upon and subject to the terms and conditions of this Amendment.

    E. All capitalized terms not defined herein shall have the meanings set forth therefor in the Loan Agreement.

    NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

    1. CONFIRMATION OF INDEBTEDNESS. Obligors hereby confirm and acknowledge that as of November 3, 1997, the principal balance outstanding under the Line is $22,972,846.21, which includes $2,530,119.00 outstanding under the Permitted Out-of-Formula Advance and $85,000.00 outstanding under the Temporary Overadvance. Obligors hereby acknowledge and agree that all sums described in this SECTION 1 are validly and duly owing to Bank.

    2. ACKNOWLEDGE OF DEFAULTS. Obligors hereby confirm and acknowledge that they are in default of their respective obligations under the Loan Documents as a result, INTER ALIA, of (a) Borrower's failure to meet certain financial covenants set forth in ARTICLE 8 of the Loan Agreement, and (b) the existence of defaults under documentation for the Subordinated Indebtedness. Obligors have also informed Bank that the Borrower's operational results for the month of September 1997 will create certain other defaults under the Loan Agreement. Obligors further acknowledge and agree that Bank has certain rights and remedies available to it as a result of the occurrence of such defaults, including the right to confess judgment against the Borrower and each Guarantor. OBLIGORS EXPRESSLY AGREE THAT

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NOTHING CONTAINED HEREIN SHALL BE DEEMED TO CONSTITUTE A WAIVER OR RELEASE OF
ANY OF THE EXISTING EVENTS OF DEFAULTS OR OF ANY RIGHTS AND REMEDIES AVAILABLE TO BANK AS A RESULT THEREOF.

    3.  CONSENT TO SALE.

        (A) CONDITIONS. Bank consents to the sale of the Components Assets upon and subject to the following conditions, each of which must be satisfied:

              (i) The sale of the Components Assets shall be consummated in accordance with the terms and conditions of the Asset Purchase Agreement;

              (ii) A copy of the fully executed Asset Purchase Agreement and copies of all other documents executed and delivered in connection therewith shall be delivered to Bank;

              (iii) The Loan Agreement shall be amended, effective as of the date hereof, as follows:

                   (1)  SECTION 1.36 shall be amended to read as follows:

    "1.36     "MAXIMUM AMOUNT" means Twenty-Two Million Dollars
    ($22,000,000.00)."

                   (2) The last sentence of SECTION 2.1(A) shall be amended to read as follows:

    "Notwithstanding the foregoing, the aggregate maximum amount of advances against the Value of that portion of Borrower's Eligible Inventory consisting of work-in-process will at no time exceed Two Million Dollars ($2,000,000.00) and the maximum amount of advances against the Value of all of Borrower's Eligible Inventory (including, without limitation, work-in-process) will at no time exceed Fourteen Million Dollars ($14,000,000.00)."


                   (3) SECTION 2.1(B) shall be deleted in its entirety and no further advances under the Equipment Purchase Sublimit shall be permitted.

                   (4)  SECTION 9.7 shall be amended to read as follows:

    "9.7 INVENTORY BORROWING BASE INFORMATION AND RELATED DOCUMENTS. At least once every calendar week and, if required by Bank, as a condition of each advance under the Line, and otherwise as requested by Bank, an inventory certification in the form of EXHIBIT "C" attached hereto, together with such additional information and details as may be requested by Bank, including without limitation identification of all Eligible Inventory, all certified as to accuracy by (a) the chief financial officer or corporate controller of Borrower with respect to those delivered monthly or as otherwise specifically requested by Bank, and (b) any Person identified in writing by Borrower to Bank as being authorized to do so with respect to all other such reports."

                   (5) The Temporary Overadvance is terminated and no further advances shall be permitted thereunder.

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                   (6)  The maximum amount of the Permitted Out-of-Formula
Advance is permanently reduced to an amount equal to the current outstanding principal balance thereof less the sum of all amounts paid to Bank pursuant to
SECTION 3(A)(IV) below and required to be used thereby to permanently reduce the Permitted Out-of-Formula Overadvance.

             (iv) As consideration for Bank's consent to the sale, Borrower shall deliver, or cause to be delivered to Bank, in immediately available U.S. Dollars, the greater of (1) the sum of (A) an amount sufficient to pay down all advances made under the Line against inventory of the Components Division; plus (B) an amount sufficient to permanently reduce the outstanding principal balance of the Permitted Out-of-Formula Advance to One Million Four Hundred Thousand Dollars ($1,400,000.00); plus (C) an amount sufficient to permanently reduce the Temporary Overadvance to zero (0); plus
(D) all outstanding fees and costs due to Bank (collectively, the "REQUIRED PAYMENT"), OR (2) the proceeds remaining from the sale of the Components Assets after payment by Borrower of all transaction and release payments as approved by Bank.

    If the amount paid to the Bank pursuant to this provision exceeds the Required Payment, the excess shall be applied as follows: (x) first, an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) shall be applied to reduce the then outstanding principal balance of the Line, and (y) then, any remaining sums shall be used to permanently reduce the Permitted Out-of-Formula Advance.

    Notwithstanding the payments to be made hereunder to permanently reduce the outstanding principal balance of the Permitted Out-of-Formula Advance, Borrower shall continue to reduce the outstanding principal balance of the Permitted Out-of-Formula Advance by an amount equal to One Hundred Seventy-Five Thousand Dollars ($175,000.00) per month, which amount is due and payable on the tenth day of each calendar month commencing on December 10, 1997 and continuing until the Permitted Out-of-Formula Advance is permanently reduced to zero (0).

            (b) RELEASE OF LIENS. Upon satisfaction of the foregoing conditions, as determined by Bank in its sole discretion, Bank shall deliver to Borrower, in recordable form, UCC-3 Partial Release Statements releasing Bank's liens encumbering the Components Assets.

   4. PROJECTIONS. Within fifteen (15) days after the closing of the sale of the Components Assets, Borrower shall deliver to Bank revised projections giving effect to such sale prepared in cooperation with Borrower's consultant, Executive Sounding Board Associates, Inc., and in accordance with the provisions of SECTION 9.2 of the Loan Agreement. Upon its receipt and review of the revised projections, Bank may, in its sole discretion, require revisions to the financial covenants set forth in ARTICLE 8 of the Loan Agreement to give effect to the sale of the Components Assets. Nothing contained herein shall obligate Bank to waive Borrower's compliance with, or make any modifications to, such financial covenants.

   5. CLOSING CONDITIONS. The effectiveness of this Amendment and the Bank's obligations hereunder are expressly conditioned upon the execution and delivery to Bank and compliance with each the following by Obligors:

         (a) Corporate resolutions of the directors of the Borrower authorizing the execution and delivery by Obligors of the Asset Purchase Agreement, this Amendment and all documents required to be delivered by Obligors thereunder and hereunder.

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         (b)   For the purpose of perfecting Bank's security interest in the purchase money note received by Borrower as part of the consideration given for the purchase of the Components Assets, Borrower shall deliver to Bank physical possession of such note, together an assignment of note and the consent of Texas Metals Works, Inc., as payor under such note, all in form and content acceptable to Bank.

         (b) A landlord's waiver for the new lease executed by Borrower for its Texas location, which shall be delivered to the Bank within forty-five
(45) following the date hereof.

         (c) Any other agreements, instruments, and/or documents Bank may reasonably request.

   6. OTHER REFERENCES. All references in the Loan Agreement and all the Loan Documents to the term "LOAN DOCUMENTS" shall mean the Loan Documents as defined therein, and this Amendment, and any and all other documents executed and delivered by Borrower pursuant to and in connection herewith.

   7. FURTHER AGREEMENTS AND REPRESENTATIONS.  Obligors hereby:

         (a) Ratify, confirm and acknowledge that the Loan Agreement, as amended hereby, and the other Loan Documents continue to be valid, binding and in full force and effect;

         (b) Except for liens expressly released by Bank in connection with the sale of the Components Assets, renew, confirm and continues all liens, security interests, rights and remedies granted to the Bank in the Loan Documents, which liens, security interests, rights and remedies shall also secure the performance by Obligors of their respective obligations hereunder and under the Loan Documents;

         (c) Covenant and agree to perform all of their respective obligations under the Loan Agreement, as amended hereby, and the Loan Documents;

         (d) Acknowledge and agree that as of the date hereof, no Obligor has any defense, set-off, counterclaim or challenge against the payment of any sums constituting Bank Indebtedness or the enforcement of any of the terms of the Loan Agreement, as amended hereby, or any of the other Loan Documents;

         (e) Ratify and confirm that all representations and warranties of the Obligors, contained in the Loan Agreement and/or the other Loan Documents, are true and complete on and as of the date hereof, as if made on and as of the date hereof;

         (f) Acknowledge and agree that nothing contained herein shall be deemed to impair, reduce or release in any manner whatsoever any of the Obligations of Guarantors under the Surety Agreement;

         (g) Represent and warrant that the execution and delivery of this Amendment by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof;

               (i) have been duly authorized by all requisite corporate action by Borrower;

               (ii) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's Certificate of Incorporation or By-Laws

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or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Obligor is a party or by which any of them is bound or affected; and

               (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Bank or as permitted hereunder or under the Loan Documents;

        (h) Represent and warrant that all of the information described in the foregoing Background is accurate; and

        (i) Acknowledge and agree that Obligors' failure to comply with or perform any of their respective covenants, agreements or obligations contained in this Amendment or any other documents executed and delivered by any of them in connection herewith will, subject to applicable notice, grace and cure periods, constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

   8. RELEASE. Each Obligor acknowledges and agrees that it has no claims, suits or causes of action against Bank and hereby remises, releases and forever discharges Bank, its officers, directors, shareholders, employees, agents, successors and assigns, and any of them (collectively, the "RELEASED PARTIES"), from any claims, suits or causes of action whatsoever, in law or at equity, which such Obligor has or may have against any of the Released Parties arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

   9. COSTS AND EXPENSES. Borrower agrees to pay all of Bank's out-of-pocket expenses in connection with the review, preparation, negotiation, documentation and consummation of the transactions contemplated under this Amendment including, without limitation, all reasonable attorney's fees.

   10. NO NOVATION. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents.

   11. NO FURTHER AMENDMENTS. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments to any of the Loan Documents.

   12. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect, and are hereby ratified and confirmed by Borrower.

   13. CONSTRUCTION. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended hereby.

   14. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

   15. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

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   16.   HEADINGS.  The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

   17. COUNTERPARTS. This amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

   18. ACKNOWLEDGMENT OF CONFESSION OF JUDGMENT PROVISIONS. OBLIGORS ACKNOWLEDGE AND AGREE THAT THE NOTE AND THE LOAN DOCUMENTS CONTAIN PROVISIONS WHEREBY BANK MAY ENTER JUDGMENT BY CONFESSION AGAINST OBLIGORS. BEING FULLY AWARE OF THEIR RIGHTS TO PRIOR NOTICE AND HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST THEM BY BANK UNDER THE NOTE AND LOAN DOCUMENTS, BEFORE JUDGMENT CAN BE ENTERED, BORROWER HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO BANK ENTERING JUDGMENT AGAINST THEM BY CONFESSION AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

   19. WAIVER OF RIGHT TO TRIAL BY JURY. OBLIGORS AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGORS OR BANK WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGORS AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY OBLIGOR OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. OBLIGORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the day and year first above written.

                             CONSOLIDATED STAINLESS, INC.

                             By:  /s/ ILLEGIBLE SIGNATORY
                                 ------------------------------
                             Name/Title: [ILLEGIBLE]


                             /s/ Ronald J. Adams               (SEAL)
                             ----------------------------------
                             RONALD J. ADAMS


                       [SIGNATURES CONTINUED ON THE NEXT PAGE]


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                    [SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]


                             /S/ Harvey B. Adams
                             -----------------------------------------(SEAL)
                             HARVEY B. ADAMS


                             MELLON BANK, N.A.


                             By: /s/ John M. Defledge
                                -----------------------------------------
                             Name/Title: John M. Defledge, Vice President




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